Exhibit 99.1

Press Release

FINAL — 9AM EST 8/3/17

NEWS RELEASE

Allscripts to acquire McKesson’s Enterprise Information Solutions business

Transaction significantly expands Allscripts client reach in U.S. hospitals and health systems and expands solutions portfolio

CHICAGO, August 3, 2017 (GLOBE NEWSWIRE) — Allscripts (NASDAQ:MDRX), a global leader in healthcare technology, today announced a definitive agreement to acquire McKesson Corporation’s (NYSE: MCK) hospital and health system IT business, Enterprise Information Solutions, for $185 million in cash, subject to adjustment for net debt and working capital.

This strategic acquisition further advances Allscripts strategy to offer the most comprehensive, high performing health information technology and solutions. Upon close, McKesson will have furthered its focus as a global leader in healthcare supply chain management solutions.

The Enterprise Information Solutions portfolio includes a robust set of clinical and financial solutions supporting the full scope of care delivery processes — including Paragon (EHR solution); STAR and HealthQuest (Revenue Cycle solutions); Lab Analytics and Blood Bank; and OneContent (Content Management solutions).

“Adding these assets to Allscripts existing portfolio enables us to better serve our clients, increase our scale and further drive our investment in innovation,” said Allscripts Chief Executive Officer Paul M. Black. “This transaction is expected to directly benefit our existing clients and our shareholders, as well as the Enterprise Information Solutions clients and team members we’ll welcome to our family. Allscripts is a critical strategic partner to thousands of healthcare organizations and our highest priority is to successfully meet their highly complex needs of today and in the future, as we enable them to lead the change to smarter care.”

Black continued, “The healthcare IT market remains highly fragmented. Today’s announcement is a proactive and strategic measure to maintain Allscripts long-term leadership and position Allscripts for continued growth.”

“We have selected a company that can serve the long-term interests of our customers and has the experience and capabilities to deliver value through its population health, precision medicine, consumer and care management solutions,” said John H. Hammergren, chairman and chief executive officer, McKesson. “The conclusion of this process demonstrates our commitment to support the success of our hospital customers and provide growth opportunities for Enterprise Information Solutions employees.”

Allscripts will invest in and continue to offer Paragon as the integrated EHR and revenue cycle management solution for the small hospital market segment, while Allscripts Sunrise™ will continue as the primary platform for larger institutions, typically with highly complex service line needs. After the proposed transaction closes, the combination of Paragon and Sunrise hospitals will double Allscripts current EHR hospital client count in the United States.

Taken together, Allscripts comprehensive hospital, health system and physician EHR portfolio — plus solutions for value-based care, revenue cycle management, IT services, precision medicine and post-acute care — will help hospitals, health systems and physicians deliver on the promise of advanced and personalized care, with improved operational and financial performance.

Transaction Summary

This transaction is targeted to close early in the fourth quarter of calendar 2017, subject to the satisfaction of customary closing conditions, including the expiration or termination of the waiting period under U.S. antitrust laws.

Allscripts intends to fund the purchase price through its existing secured credit facilities and cash balances.

Additional details of the acquisition are available in a Form 8-K to be filed by Allscripts with the Securities and Exchange Commission.

Please see Allscripts second quarter 2017 earnings release published today, August 3, 2017, for additional comments on the impact of the acquisition on Allscripts financial outlook.

About Allscripts

Allscripts (NASDAQ: MDRX) is a leader in healthcare information technology solutions that advance clinical, financial and operational results. Our innovative solutions connect people, places and data across an Open, Connected Community of Health™. Connectivity empowers caregivers to make better decisions and deliver better care for healthier populations. To learn more, visit www.allscripts.com, Twitter, YouTube and It Takes A Community: The Allscripts Blog.

About McKesson Corporation

McKesson Corporation, currently ranked 5th on the FORTUNE 500, is a global leader in healthcare supply chain management solutions, retail pharmacy, community oncology and specialty care, and healthcare information technology. McKesson partners with pharmaceutical manufacturers, providers, pharmacies, governments and other organizations in healthcare to help provide the right medicines, medical products and healthcare services to the right patients at the right time, safely and cost-effectively. United by our ICARE shared principles, our employees work every day to innovate and deliver opportunities that make our customers and partners more successful — all for the better health of patients. McKesson has been named the “Most Admired Company” in the healthcare wholesaler category by FORTUNE, a “Best Place to Work” by the Human Rights Campaign Foundation, and a top military-friendly company by Military Friendly. For more information, visit www.mckesson.com.

For more information contact:

Allscripts:

Investors:

Seth Frank

312-506-1213

seth.frank@allscripts.com

Media:

Tom Lynch

312-386-6765

tom.lynch@allscripts.com

McKesson:

Investors and Financial Media:

Craig Mercer

415-983-8391

Craig.Mercer@McKesson.com

General and Business Media:

Kristin Hunter Chasen

415-983-8974

Kristin.Chasen@McKesson.com

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; the expected benefits and costs of the transaction; any projections of earnings, revenues or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product or service development, extensions or integration; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction, as the transaction is subject to certain closing conditions, including receipt of all necessary regulatory clearances; the possibility that expected benefits may not materialize as expected; Allscripts’ ability to successfully implement integration strategies; as well as the ability to ensure continued performance or market growth of the products and services of EIS. These risks, uncertainties and other factors, and the general risks associated with EIS described in the reports and other documents filed with the Securities and Exchange Commission, could cause actual results to differ materially from those referred to in the forward-looking statements. All forward-looking statements are based on information currently available to Allscripts and McKesson and are qualified in their entirety by this cautionary statement. Except as required by law, neither Allscripts nor McKesson assume any obligation to update any such forward-looking statements or other statements included in this press release.

Shareholders are encouraged to review SEC filings and more information about Allscripts and McKesson, which are located on each of the companies’ websites.